Filed pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347

GMO TRUST

Supplement dated March 17, 2008 to
GMO Trust Prospectus dated June 30, 2007
and
GMO Trust Statement of Additional Information dated June 30, 2007
GMO Global (U.S.+) Equity Allocation Fund
Effective June 1, 2008, the section captioned “Benchmark” on page 80 of the Prospectus is replaced with the following paragraph:
The Fund’s benchmark is the MSCI ACWI (All Country World Index), a global developed and emerging markets equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2.5%-3.5%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.
It is expected that, with the changed benchmark, the Fund will tend to have a larger allocation to non-U.S. equities (with a corresponding decrease in the Fund’s allocation to U.S. equities).
In conjunction with the Fund’s benchmark change, the Board of Trustees of GMO Trust has approved changing the Fund’s name to “GMO Global Equity Allocation Fund.” The name change will be effective June 1, 2008.

GMO TRUST

Amended and Restated Supplement dated March 17, 2008 to
GMO Trust Prospectus dated June 30, 2007
and
GMO Trust Statement of Additional Information dated June 30, 2007
GMO Global (U.S.+) Equity Allocation Fund
Effective June 1, 2008, the section captioned “Benchmark” on page 80 of the Prospectus is replaced with the following paragraph:
The Fund’s benchmark is the MSCI ACWI (All Country World Index), a global developed and emerging markets equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2.5%-3.5%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.
It is expected that, with the changed benchmark, the Fund will tend to have a larger allocation to non-U.S. equities (with a corresponding decrease in the Fund’s allocation to U.S. equities).
In conjunction with the Fund’s benchmark change, the Board of Trustees of GMO Trust has approved changing the Fund’s name to “GMO Global Equity Allocation Fund.” The name change will be effective June 1, 2008.
GMO Asset Allocation Investment Division
The section of the table on page 103 of the Prospectus that identifies the senior member(s) of GMO’s Investment Divisions relating to the Asset Allocation Investment Division is amended and restated as follows:

Asset Allocation Funds and Currency Hedged International Equity Fund	Ben Inker (since 1996)	Director, Asset Allocation Division, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.

GMO Global Growth Fund
The sections captioned “Fees and expenses” and “Example” on page 31 of the Prospectus are replaced with the following:
Fees and expenses
     The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III
Purchase premium (as a percentage of amount invested)	0.25%[1]
Redemption fee (as a percentage of amount redeemed)	0.25%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III
Management fee	0.47%
Shareholder service fee	0.15%
Other expenses	1.47%[2]
Total annual operating expenses	2.09%
Expense reimbursement	1.47%[3]
Net annual expenses	0.62%
1 An additional purchase premium and redemption fee of 0.005% is charged for any purchases/redemptions (or any portion of a purchase/redemption) effected in a currency other than the U.S. dollar. See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.47% of the Fund’s average daily net assets.
Example
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
Class III	$114	$564	$1,040	$2,357	$88	$536	$1,011	$2,323
* After reimbursement

GMO Developed World Stock Fund
The sections captioned “Fees and expenses” and “Example” on page 33 of the Prospectus are replaced with the following:
Fees and expenses
     The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV
Purchase premium (as a percentage of amount invested)	0.25%[1]	0.25%[1]
Redemption fee (as a percentage of amount redeemed)	0.25%[1]	0.25%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV
Management fee	0.47%	0.47%
Shareholder service fee	0.15%	0.10%
Other expenses	0.12%[2]	0.12%[2]
Total annual operating expenses	0.74%	0.69%
Expense reimbursement	0.12%[3]	0.12%[3]
Net annual expenses	0.62%	0.57%
1 An additional purchase premium and redemption fee of 0.005% is charged for any purchases/redemptions (or any portion of a purchase/redemption) effected in a currency other than the U.S. dollar. See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.47% of the Fund’s average daily net assets.
Example
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
Class III	$114	$277	$454	$968	$88	$249	$424	$930
Class IV	$109	$261	$427	$908	$83	$233	$396	$870
* After reimbursement

GMO International Small Companies Fund
The sections captioned “Fees and expenses” and “Example” on page 41 of the Prospectus are replaced with the following:
Fees and expenses
     The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III
Purchase premium (as a percentage of amount invested)	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0.50%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III
Management fee	0.60%
Shareholder service fee	0.15%
Other expenses	0.09%[2]
Total annual operating expenses	0.84%
Expense reimbursement	0.09%[3]
Net annual expenses	0.75%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.60% of the Fund’s average daily net assets.
Example
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
Class III	$178	$364	$566	$1,149	$126	$308	$505	$1,074
* After reimbursement

Frequent Trading Activity
The section titled “Frequent Trading Activity” on pages 107 and 108 of the Prospectus is amended and restated in its entirety as follows:
Frequent Trading Activity. It is the Trust’s policy that a Fund will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that could be harmful to a Fund and its shareholders. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders.
The Trustees have adopted procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of foreign securities, periodic surveillance of trading in shareholder accounts, inquiry as to the nature of trading activity, and, if GMO determines that frequent trading is occurring in an account that has the potential to be harmful to a Fund or its shareholders, prevention measures, including suspension of a shareholder’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. A Fund does not automatically redeem shares that are the subject of a rejected exchange request.
Each of the Procedures will not apply to all Funds or all Fund trading activity. The application of the Procedures is dependent upon: (1) whether a Fund imposes purchase premiums and/or redemption fees, (2) the nature of a Fund’s investment program, including its typical cash positions and/or whether it invests in foreign securities, and (3) whether GMO has investment discretion over the purchase, exchange or redemption activity. Although GMO will not take affirmative steps to detect frequent trading for certain Funds, GMO will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies that could be harmful to such Funds and their shareholders.
In addition, shares of some Funds are distributed through financial intermediaries that submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts take place on a net basis, GMO’s ability to detect and prevent frequent trading strategies within those accounts may be limited. A financial intermediary may agree to monitor for and restrict frequent trading in accordance with the Funds’ Procedures. In addition, the Funds may rely upon a financial intermediary to monitor for and/or restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Funds’ Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult the disclosure provided by that shareholder’s intermediary for information regarding its frequent trading policies that may apply to that shareholder’s account. The Funds reserve the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.

GMO U.S. Value Fund

On September 25, 2007, the Board of Trustees approved the liquidation of GMO U.S. Value Fund (the “Fund”). The Fund was liquidated effective January 15, 2008.

GMO Tax-Managed Small/Mid Cap Fund and GMO Tax-Managed U.S. Equities Fund

On September 25, 2007, the Board of Trustees approved the liquidation of GMO Tax-Managed Small/Mid Cap Fund in lieu of its reorganization into GMO Tax-Managed U.S. Equities Fund. GMO Tax-Managed Small/Mid Cap Fund was liquidated effective January 15, 2008.

Effective October 15, 2007, the Prospectus’ combined description of principal risks will be changed as follows:

•	The Principal Risk “Smaller Company Risk” is added to the chart captioned “Description of Principal Risks” for GMO Tax-Managed U.S. Equities Fund on page 92 of the Prospectus.

Effective October 15, 2007, GMO Tax-Managed U.S. Equities Fund’s benchmark will change from the S&P 500 Index (after tax) to the Russell 3000 Index, and the summary of GMO Tax-Managed U.S. Equities Fund’s investment objective, principal investment strategies, principal risks, benchmark, performance, and fees and expenses on pages 20 and 21 of the Prospectus will read as follows:

 GMO TAX-MANAGED U.S. EQUITIES FUND
Fund Inception Date: 7/23/98

Investment objective
High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

Principal investment strategies
The Fund typically makes equity investments in companies that issue stocks included in the Russell 3000 Index, a U.S. stock index, and in companies with similar market capitalizations, and uses quantitative models integrated with tax management techniques to provide broad exposure to the U.S. equity market to investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

The Manager uses proprietary quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and/or positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of unrealized gains and losses in the Fund’s portfolio.

The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.

Investment Universe and Benchmark
As of July 31, 2007, the market capitalization of companies that issue stocks included in the Russell 3000 Index ranged from approximately $56 million to $479.6 billion with an average market capitalization of approximately $82.4 billion and a median market capitalization of approximately $1.2 billion.

The Fund’s benchmark is the Russell 3000 Index, which is independently maintained and published by the Frank Russell Company. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Those companies represent approximately 98% of the total market capitalization of the U.S. equity market.

Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and investors may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Return/Class III Shares (Before Tax)
Years Ending December 31

Highest Quarter: 16.69% (2Q2003)
Lowest Quarter: –17.54% (3Q2002)
Year-to-Date (as of 3/31/07): 0.59%

Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.
Class III				7/23/98
Return Before Taxes	10.04%	4.77%	N/A	4.98%
Return After Taxes on Distributions	9.81%	4.49%	N/A	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	6.81%	4.01%	N/A	4.13%
Russell 3000 Index [a]	15.72%	7.17%	N/A	4.96%
S&P 500 Index	15.80%	6.19%	N/A	4.25%
S&P 500 Index (after tax)[b]	15.47%	5.95%	N/A	4.11%

a Fund’s benchmark effective October 15, 2007.

b Fund’s benchmark (computed by the Manager) prior to October 15, 2007.

Fees and expenses
The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.33%
Shareholder service fee	0.15%
Other expenses	0.11%[1]
Total annual operating expenses	0.59%
Expense reimbursement	0.11%[2]
Net annual expenses	0.48%

1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.

2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.33% of the Fund’s average daily net assets.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$49	$178	$318	$727

*	After reimbursement

Disclosure of Portfolio Holdings

Beginning in the third calendar quarter of 2007, the top fifteen portfolio holdings of certain of the GMO Trust Funds may be posted monthly on GMO’s website. No confidentiality agreement is needed to access this information.

GMO Global Balanced Asset Allocation Fund; GMO Strategic Opportunities Allocation Fund; GMO Benchmark-Free Allocation Fund

Effective July 30, 2007, each of the above-referenced Funds may invest in GMO Special Situations Fund, a separate investment portfolio of GMO Trust. As a result of each Fund’s investment in GMO Special Situations Fund, each Fund will be indirectly exposed to the risks of GMO Special Situations Fund. For additional information about GMO Special Situations Fund, see “Investment in GMO Funds Offered through Separate Private Placement Memoranda” below.

Investment in GMO Funds Offered through Separate Private Placement Memoranda

Effective July 30, 2007, the section in the Prospectus titled “Investment in GMO Funds Offered through Separate Private Placement Memoranda” is amended to include the following information:

GMO Special Situations Fund.  GMO Special Situations Fund (“SSF”), a portfolio of the Trust, is described in a separate private placement memorandum. Shares of SSF are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors. SSF is managed by GMO.

SSF pays an investment management fee to the Manager at the annual rate of 0.37% of SSF’s average daily net assets. SSF offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of SSF’s average daily net assets and Class VI shares pay shareholder service fees at the annual rate of 0.055% of SSF’s average daily net assets. In addition, the Manager has agreed to reimburse SSF for Fund expenses through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes)) exceed 0.37% of the Fund’s average daily net assets.

SSF’s investment objectives are capital appreciation and capital preservation. SSF is a non-diversified investment company within the meaning of the 1940 Act.

SSF seeks to achieve its investment objectives by implementing investment strategies that are intended to complement long-only investments in global equities and fixed income instruments. SSF may have exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). SSF is not restricted in its exposure to any particular asset class, and at times may be substantially invested in a single asset class (e.g., equity securities or fixed income securities). In addition, SSF is not restricted in its exposure to any particular market. SSF may have substantial exposure to a particular country or type of country (e.g., emerging countries).

In managing SSF’s strategy, the Manager will employ proprietary quantitative investment models and fundamental judgment for the selection of derivatives and other investments and portfolio construction. The models use one or more independent, though possibly concentrated or focused, strategies for selection of investments. The Manager also may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.

In pursuing its investment objectives, SSF may use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, swap contracts, and swaptions, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) adjust exposure to market volatility; and/or (iv) manage risk by implementing shifts in investment exposure. In addition, SSF may use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers. SSF may, and may do so to a significant extent, take active long and short currency positions in a particular currency through exchange-traded and OTC foreign currency derivatives as well as hedge its currency exposure through the use of currency forwards and other derivatives. Except for margin or other applicable regulatory requirements, there will be no limitations on the extent of SSF’s net long or net short positions.

SSF may elect to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for such services.

SSF may invest directly in U.S. government securities and cash and cash-like investments. SSF also may invest a substantial portion of its total assets in SDCF. SDCF primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. See above for more information on SDCF.

SSF does not seek to control risk relative to a particular securities market index or benchmark. In addition, SSF does not seek to outperform a particular securities market index or blend of market indices.

To the extent a GMO Fund invests in SSF, it is subject to the risks associated with an investment in fixed income securities and related derivatives. The principal risks of an investment in SSF include Management Risk, Derivatives Risk, Currency Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment Risk, Market Risk — Fixed Income Securities and Related Derivatives, Market Risk — Equity Securities, Market Disruption and Geopolitical Risk, Large Shareholder Risk, and Liquidity Risk. Shareholders of each GMO Fund investing in SSF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

GMO Alpha Only Fund

The reference to “Class VI” in the table captioned “Annual Fund operating expenses” on page 91 of the Prospectus is hereby revised to read “Class IV”.

GMO TRUST

Amended and Restated Supplement dated March 17, 2008 to
GMO Trust Class M Prospectus dated June 30, 2007
and
GMO Trust Class M Statement of Additional Information dated June 30, 2007

Frequent Trading Activity
The section titled “Frequent Trading Activity” on page 23 of the Prospectus is amended and restated in its entirety as follows:
Frequent Trading Activity. It is the Trust’s policy that a Fund will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that could be harmful to a Fund and its shareholders. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders.
The Trustees have adopted procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of foreign securities, periodic surveillance of trading in shareholder accounts, inquiry as to the nature of trading activity, and, if GMO determines that frequent trading is occurring in an account that has the potential to be harmful to a Fund or its shareholders, prevention measures, including suspension of a shareholder’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. A Fund does not automatically redeem shares that are the subject of a rejected exchange request.
Each of the Procedures will not apply to all Funds or all Fund trading activity. The application of the Procedures is dependent upon: (1) whether a Fund imposes purchase premiums and/or redemption fees, (2) the nature of a Fund’s investment program, including its typical cash positions and/or whether it invests in foreign securities, and (3) whether GMO has investment discretion over the purchase, exchange or redemption activity. Although GMO will not take affirmative steps to detect frequent trading for certain Funds, GMO will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies that could be harmful to such Funds and their shareholders.
In addition, shares of some Funds are distributed through financial intermediaries that submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts take place on a net basis, GMO's ability to detect and prevent frequent trading strategies within those accounts may be limited. A financial intermediary may agree to monitor for and restrict frequent trading in accordance with the Funds’ Procedures. In addition, the Funds may rely upon a financial intermediary to monitor for and/or restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Funds’ Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult the disclosure provided by that shareholder's intermediary for information regarding its frequent trading policies that may apply to that shareholder's account. The Funds reserve the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.
GMO U.S. Value Fund

On September 25, 2007, the Board of Trustees approved the liquidation of GMO U.S. Value Fund (the “Fund”). The Fund was liquidated effective January 15, 2008.

Disclosure of Portfolio Holdings

Beginning in the third calendar quarter of 2007, the top fifteen portfolio holdings of certain of the GMO Trust Funds may be posted monthly on GMO’s website. No confidentiality agreement is needed to access this information.